SUPPLEMENT DATED March 8, 2021
TO SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Integrity Energized Dividend Fund (the “Fund”)

Class A:   NRGDX

Class C:   NRGUX

Class I:    NRIGX

Summary Prospectus, Prospectus, and SAI dated November 30, 2020

The Board of Trustees of the Integrity Energized Dividend Fund (the “Board”) has determined that it is in the best interests of the Fund and its shareholders that the Fund be liquidated and terminated. The Board has determined to redeem all outstanding shares of the Fund and then close the Fund on or about June 30, 2021 (the “Termination Date”).

Effective immediately, the Fund may no longer pursue its stated investment objectives, will begin liquidating its portfolio and may invest in cash equivalents such as money market funds. The Fund remains closed to additional purchases.

You may redeem or exchange your shares, including reinvested distributions, prior to the Termination Date, and you will not be subject to the Fund's contingent deferred sales charge. Additionally, if you are exchanging into a different Integrity Viking Fund you will not have to pay any initial sales charge. Any shareholders who have not redeemed or exchanged their shares of the Fund prior to the Termination Date will have their shares automatically redeemed at the net asset value per share as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your financial advisor or call the Fund's Shareholder Services Department at (800) 601-5593.

A redemption or exchange is generally considered a taxable event. You may wish to consult your tax advisor about your particular situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE